Exhibit 99.1

© 2025 Zedge, Inc. Confidential. Company Overview October 20, 2025 Unless otherwise noted, data used in this presentation relates to the period ended April 30, 2025. Fiscal year end is July 31st.

© 2025 Zedge, Inc. Confidential. This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Zedge’s future performance; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products ; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission . Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2 Safe Harbor Statement

© 2025 Zedge, Inc. Confidential. 3 $42M Market cap* $22M Enterprise Value* 2% Dividend Yield** About Zedge • We are experts in monetizing large user bases • We provide artists with tools, community, recognition, and the ability to make $$$ • We provide users with great content and a fun experience We do all of this utilizing Gen AI, gamification, fun competitions, and an awesome UX Our marketplaces create a powerful flywheel Zedge provides marketplaces for user - generated content (UGC) $20M Cash / No Debt $5M Buyback underway COMMERCE COMMUNITY COMPETITION CREATION MARKETING * As of October 17, 2025 ** Based on enterprise value and TTM FCF. Initiated in Q1 FY ’26.

© 2025 Zedge, Inc. Confidential. Innovation is part of our DNA Goal is to enable faster feature/new product turnaround, testing and go/no go product decisions Product Innovation Team: Embracing AI, Vibe Coding, and Automations in order to deliver more potential “shots on goal” The Core • Gross margin in the mid 90s • Cashflow generation • Growth powered by new features, marketing, and optimizing ad/subs Optionality • Rapidly release new product alphas - shooting for 6 in FY ’26 • Pre - validate by running marketing tests before writing any code • Scale winners based on meeting rigorous KPIs and milestones, or fail fast, all with low cost impact 4

© 2025 Zedge, Inc. Confidential.

Product Portfolio of Leading Category Killers

ZEDGE™



Leading marketplace for mobile phone personalization content with a rich suite of Gen AI creation tools

>20M
MAU

Emojipedia


AI Emoji Generator
Beta

#1 trusted search engine for all things emoji, now with Gen AI emoji and sticker creation tools

~10M
MAU

GuruShots


My Best Photo
Animals

World's leading photo competition game

>180M
photo uploads

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ZEDGE™
© 2025 Zedge, Inc. Confidential.

Investor Highlights

Strong core business performance

ZEDGE™ + Emojipedia

Since Beginning FY '24:

Net subscriptions	⬆ 38%
ARPMAU (Average Revenue/Monthly Active User)	⬆ 57%
Zedge Premium Gross Transaction Value (GTV)	⬆ 46%

Disciplined capital allocation

Free cash flow* used for: Growth Capital (mainly **internal**)
Capital returns to shareholders (**share repurchase + dividend****)

~$4M in annualized cost reductions

Q2 FY '25 company-wide **restructuring** activities **streamlined** global operations; **rightsized** underperforming GuruShots business

Unlocking product growth with AI

Innovation Strategy
New innovative products bring optionality
New features for core products

* See "Appendix - Reconciliation of Non-GAAP Financial Metrics" (Slide 18)
** Initiated in Q1 FY '26

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ZEDGE
© 2025 Zedge, Inc. Confidential.

Zedge Marketplace: Offers Growth Opportunities

Leading marketplace
for mobile phone personalization content

>20M
MAU

~900K
Subscribers
(+47%*)

13
Languages

UGC + Premium Content
offers endless creative possibilities


Search Zedge
Wallpapers
Video wallpapers
Popular
Newest
Featured
Popular Collections
Popular
PixelPano
617
Followers
Follow
All
Collections
Abstract Art
soldier1073

AI

pAInt AI creation suite
turns users into creators:

- Images
- Audio AI


Watercolor
TOY
CUTE
Sketch
CYBER
Vice
Yearbook

* YoY Q3 FY '25

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ZEDGE
© 2025 Zedge, Inc. Confidential.

Monetization Expertise Driving >40% ARPMAU Growth*


Wallpapers
Video wallpapers
Wolt
Delivery
Install
Popular

Advertising

+36%
Increase in CPMs*

Relentless optimization of
revenue streams


ZEDGE+
No Ads, No Interruptions
Unlimited 3D Parallax
50 Credits Every Week
Auto-Change Wallpapers
Continue

Subscriptions

+16%
9 months FY ’25
Revenue Growth**

Endless testing value added features
+ pricing + term + geo + platform



Creator Economy

+27%
9 months FY ’25
ZP GTV Growth**

pAInt + Artists sell their content to
Zedge’s **~20M** MAU

*Since beginning of FY24. **9 months FY ’25 vs FY ‘24

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© 2025 Zedge, Inc. Confidential. #1 Trusted Source for All Things Emoji 9 * Since being acquired in 2021 Emoji playground AI emoji sticker creation tools - Games - Mashups Revenue model Advertising today, subscriptions up next ~10M MAU 19 Languages ~26% Revenue CAGR*

ZEDGE
© 2025 Zedge, Inc. Confidential.

New Products Bring Optionality with "More Shots on Goal"

DataSeeds.AI

- Zedge's **first B2B product** making us relevant to frontier **AI companies**, eCom providers and stock photographer suppliers
- Leveraging our **global creator network**:
  - GuruShots photographers;
  - Zedge Premium artists; and
  - DataSeeds Production Cloud*

  to fulfill highly bespoke client briefs for unique and tailored datasets at scale
- Capitalizing our **catalog of ~30M, and growing**, rights cleared images offering a vast and diverse spectrum of visual content tapedeck

- **Artist-first Pricing Control:** Licensors (artists, labels, distributors) set their own prices for streaming, downloads, and albums with minimum floor of $0.01/play
- **Generous Revenue Share + Tipping:** 80% revenue with licensors on streams/downloads; fans can choose to pay more than list price to support artists
- **Zero Subscription Fees for Artists:** No upfront or ongoing subscription costs lowers barriers to entry for creators
- **Pilot Launch with Expansion in View:** 3-month U.S. iOS pilot with Symphonic. Android, Web, and global expansion planned for 2026 syncat

- **AI-driven Rapid Prototyping:** Built in weeks by Product Innovation Team using AI
- **Turns photos into motion:** Animates static images into fun, shareable and viral clips (ex. lip syncs, fire breath, space launches, etc.)
- **Lean Innovation Model:** Part of Zedge's framework for rapid "alpha" launches—scale what works, drop what doesn't
- **Ecosystem Boost:** Drives engagement and content creation across Zedge's creator and consumer platforms

* DataSeeds Production Cloud is a managed global production network that leverages domain experts (ex. professional photographers, videographers, graphic artists, etc.) to create and deliver custom visual datasets at scale

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© 2025 Zedge, Inc. Confidential. 11 >180M photo uploads DataSeeds.AI content sourcing Strong community dynamic Single player or team gameplay Category Leading Photo Competition Game, Globally Acquired in 2022

ZEDGE
© 2025 Zedge, Inc. Confidential.

Disciplined Capital Allocation to Drive Shareholder Value

Owner mindset

Insider Ownership is ~16% of stock

Innovation

Reinvest in **organic growth** through cost efficient new product/feature development tied to **meeting KPIs**

Selectively consider M&A

Capital Returns

Most recent share repurchase ~80% completed

Initiated quarterly dividend in Q1 FY ‘26



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© 2025 Zedge, Inc. Confidential. 13 Jonathan Reich CEO, Zedge, Inc. Jonathan has been our CEO since August ‘20 and as our President since July ’11. He has also served as our CFO (’16 - ’20) and COO (’11 - ’20). From ’07 to ’14, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at net2phone, Inc., culminating with him as CEO of net2phone Global Services. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993, respectively. Yi Tsai CFO, Zedge, Inc. Yi has served as our CFO and Treasurer since August ’20 and as Controller (between ’16 and ’20). Previously, he served as CFO of Peerless Systems Corporation (NASDAQ). He began his career in public accounting and has held positions with various financial institutions and multinational corporations. Yi is a CPA with a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University’s Weatherhead School of Management. Tim Quirk SVP, Product, Zedge, Inc. Tim has served as SVP of Product since selling Freeform Development, a marketplace for musicians, to Zedge in ’17. Prior to Freeform he helped build Google Play as Google's Head of Global Content Programming, and ran the music content and operations team for Rhapsody, one of the first on - demand music streaming services. He's also the singer and lyricist for the punk - pop band Too Much Joy (Warner Brothers Records). Key Management: Skilled and Experienced Team

© 2025 Zedge, Inc. Confidential. 14 Recent Financials • TikTok cut US ad spend to $0 due to government ban (returned to normal spending in February until at least mid - June) • Temporary glitch related to adding new ad demand partner (resolved in January) • Ongoing GuruShots decline (bottoming out) $30 $25 $20 $15 $10 $5 $0 FY ‘23 FY ‘24 TTM $18 $4 $5 $1 $1 $4 $4 $21 $20 $5 $3 $2 94% 92% 90% Advertising Subscriptions GuruShots 9 Months FY ’25 revenue negatively impacted by: ZP+Other Gross Margin $6M $4M $2M $0M FY ‘23 FY ‘24 TTM FCF* (and overall non - GAAP profitability metrics) expected to improve beginning in Q1 FY ’26 due to $4M (annualized) in restructuring and other costs savings • $1.3M restructuring charge reported in Q2 FY '25 (Jan) • ~$1.1M restructuring charge to be recognized through Q3/Q4 FY '25 *see appendix for FCF definition/recon $1.7M $4.7M $2.9M $ Million Gross Margin % $35 96% $ R M e R e v v e e n u n e ue by Category and Gross Margin Free Cash Flow

© 2025 Zedge, Inc. Confidential. 15 Zedge Inc. is Backed by the Jonas family IDT Corp (NYSE: IDT) founded by Howard Jonas and controlled by the Jonas family, spun off its controlling interest in Zedge in June 2016. The Jonas family maintains significant holdings in Zedge and has a proven track record of unlocking value in the TMT space, including their sale of IDT Entertainment to Starz for $500M and their sale of Straight Path Communications (NYSE: STRP) to Verizon for $3.2B Board of Directors Michael Jonas. Executive Chairman, former Interim CEO of Zedge, Inc. Former EVP of Genie Energy. Howard Jonas. Vice - Chairman of Zedge, Inc., Chairman and Founder of IDT Corp., Chairman of Genie Energy, Chairman of IDW Media Holdings, and Executive Chairman of Rafael Holdings, Inc. Mark Ghermezian. Serial entrepreneur and successful investor with 20+ years of experience in founding, building, and investing in early - stage SaaS startups. Before becoming the Founder and General Partner at m]x[v Capital, Mark co - founded Braze (BRZE) and led the company as it’s founding CEO, pioneering a new category from ideation to IPO (Braze IPO’d in November 2021). As an angel investor, Mark was an early investor in companies such as Nutanix, Lattice, Thoughtspot, Rubrik, and Riskified, along with 50 other investments, largely focused on SaaS. Experiencing several IPOs, unicorns, and successful exits. At m]x[v Capital, Mark is proud to be a mentor to his founders and entrepreneurs, offering his experience and expertise to help their companies find the same success Elliot Gibber. President & CEO of Deb El Food Products, a leader in the egg products business in the US and worldwide. Mr. Gibber was Chairman of the United Egg Association. He is an active investor in real estate, high tech and medical technologies. Paul Packer. Founded Globis Capital Advisors LLC, an investment advisory, in 2001. Globis invests in startups, micro - and small - cap companies with a focus on hi - tech. Mr. Packer was Chairman of The United States Commission for the Preservation of America’s Heritage Abroad Gregory Suess. Founding partner of Activist Artists Management, LLC (“Activist.co”), a full - service management and consulting company. Prior to Activist, Mr. Suess co - founded ROAR, which was one of Hollywood’s leading entertainment management companies while under his leadership

© 2025 Zedge, Inc. Confidential. 16 Why invest now? Strong core business performance ( ) Optionality with rapid deployment of new innovative products ~$4M in gross annualized cost reductions starting to kick in Disciplined capital allocation + increased shareholder returns with dividend and share repurchase program +

Company contact: Jonathan Reich, CEO jonathan.reich@zedge.net Investor relations contact: Brian Siegel (346) 396 - 8696 brian@haydenir.com (NYSE American: ZDGE)

© 2025 Zedge, Inc. Confidential. 18 YTD FY FY Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 FY ‘25 2024 2023 FY ‘25 FY ‘25 FY ‘25 FY ‘24 FY ‘24 FY ‘24 FY ‘24 FY ‘23 FY ‘23 FY ‘23 FY ‘23 Free Cash Flow Calculation $2.7 $0.4 $5.9 $1.2 $3.2 $1.5 $0.9 $0.1 $0.7 $0.1 $1.2 $0.2 $0.7 $0.2 $2.3 $0.2 $1.6 $0.4 $1.3 $0.4 $0.4 $0.3 $1.6 $0.4 $0.0 $0.4 $1.1 $0.3 Cash Flow from Operations Capital Expenditures $2.4 $4.7 $1.7 $0.8 $0.6 $1.0 $0.5 $2.1 $1.2 $0.8 $0.1 $1.2 ($0.3) $0.7 Free Cash Flow Appendix - Reconciliation of Non - GAAP Financial Metrics

ZEDGE
© 2025 Zedge, Inc. Confidential.

Appendix - Trended Financial Information*

In $M except for: EPS, ARPMAU, and Paid Subscriptions	Q1 FY '23	Q2 FY '23	Q3 FY '23	Q4 FY '23	Q1 FY '24	Q2 FY '24	Q3 FY '24	Q4 FY '24	Q1 FY '25	Q2 FY '25	Q3 FY '25	FY 2023	FY 2024	YTD FY '25
Total Revenue	**$6.9**	**$7.0**	**$6.7**	**$6.6**	**$7.1**	**$7.8**	**$7.7**	**$7.6**	**$7.2**	**$7.0**	**$7.8**	**$27.2**	**$30.1**	**$21.9**
Advertising	$4.5	$4.6	$4.6	$4.6	$4.9	$5.5	$5.5	$5.2	$4.9	$4.7	$5.6	$18.3	$21.0	$15.1
Digital Good and Services	$1.3	$1.2	$1.1	$1.0	$0.9	$0.9	$0.9	$0.7	$0.6	$0.6	$0.5	$4.6	$3.5	$1.7
Subscriptions	$0.9	$0.9	$0.8	$0.9	$1.0	$1.1	$1.1	$1.2	$1.2	$1.2	$1.3	$3.5	$4.3	$3.7
Other	$0.2	$0.2	$0.2	$0.2	$0.2	$0.3	$0.2	$0.5	$0.5	$0.4	$0.4	$0.8	$1.2	$1.4
GAAP Operating Income/(Loss)	**($0.2)**	**$1.5**	**($8.4)**	**$0.2**	**$0.3**	**($11.9)**	**($0.1)**	**($0.1)**	**($0.5)**	**($2.2)**	**$0.2**	**($6.9)**	**($11.8)**	**($2.5)**
GAAP Net Income/(Loss)	**($0.2)**	**$1.6**	**($7.7)**	**$0.2**	**$0.0**	**($9.2)**	**$0.1**	**$0.0**	**($0.3)**	**($1.7)**	**$0.2**	**($6.1)**	**($9.2)**	**($1.8)**
GAAP Diluted EPS/(Loss per Share)	**($0.0)**	**$0.1**	**($0.6)**	**$0.0**	**$0.0**	**($0.7)**	**$0.0**	**$0.0**	**($0.0)**	**($0.1)**	**$0.0**	**($0.4)**	**($0.7)**	**($0.1)**
Non GAAP Net Income/(Loss)	**$0.2**	**$0.8**	**$0.3**	**$0.6**	**$0.5**	**$0.5**	**$0.5**	**$0.3**	**$0.0**	**($0.2)**	**$0.9**	**$1.9**	**$1.8**	**$0.6**
Non GAAP Diluted EPS/(Loss per Share	**$0.0**	**$0.1**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**($0.0)**	**$0.1**	**$0.1**	**$0.1**	**$0.1**
Cash Flow from Operations	**$1.1**	**$0.0**	**$1.6**	**$0.4**	**$1.3**	**$1.6**	**$2.3**	**$0.7**	**$1.2**	**$0.7**	**$0.9**	**$3.2**	**$5.9**	**$2.7**
Free Cash Flow	**$0.7**	**($0.3)**	**$1.2**	**$0.1**	**$0.8**	**$1.2**	**$2.1**	**$0.5**	**$1.0**	**$0.6**	**$0.8**	**$1.7**	**$4.7**	**$2.4**
Adjusted EBITDA	**$1.0**	**$1.4**	**$1.7**	**$1.6**	**$1.5**	**$1.5**	**$0.9**	**$0.8**	**$0.3**	**($0.1)**	**$1.2**	**$5.7**	**$4.7**	**$1.5**
MAU	**32**	**32**	**32**	**31**	**29**	**29**	**28**	**26**	**25**	**25**	**22**	**nm**	**nm**	**nm**
Well Developed Markets	**7**	**7**	**7**	**7**	**6**	**6**	**6**	**6**	**6**	**6**	**5**	**nm**	**nm**	**nm**
Emerging Markets	**25**	**25**	**25**	**24**	**22**	**23**	**22**	**21**	**20**	**19**	**17**	**nm**	**nm**	**nm**
Active Subscribers ('000)	**674**	**654**	**631**	**647**	**648**	**648**	**654**	**669**	**698**	**791**	**896**	**nm**	**nm**	**nm**
ARPMAU	**$0.054**	**$0.052**	**$0.053**	**$0.055**	**$0.063**	**$0.072**	**$0.074**	**$0.079**	**$0.077**	**$0.078**	**$0.099**	**nm**	**nm**	**nm**
Zedge Premium - GTV	**$0.31**	**$0.44**	**$0.41**	**$0.38**	**$0.42**	**$0.54**	**$0.59**	**$0.60**	**$0.68**	**$0.68**	**$0.61**	**$1.54**	**$2.15**	**$1.98**
Shares Repurchased					**$0.00**	**$0.00**	**$0.06**	**$0.15**	**$0.22**	**$0.24**	**$0.22**	**$0.75**	**$0.21**	**$0.68**

* Numbers may not add due to rounding

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